                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

       Date of Report (Date of earliest event reported): June 11, 2003

                             Hunno Technologies Inc
             (Exact name of registrant as specified in its chapter)

                    Delaware                             84-1343594
                (State or other                        (IRS Employer
          jurisdiction of incorporation)             Identification No.)

              2700 North 29th Avenue, Suite 305, Hollywood, FL 33020
               (Address of principal executive offices) (Zip Code)

                                 (954) 923-4438
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged Robert C. Seiwell, Jr., CPA as of June 12, 2003,
2003 as its principal accountant to replace its former principal accountant,
Grassano Accounting, P.A. The former accountant resigned on June 11, 2003. The decision to change accountants was approved by the Board of Directors of the registrant.

     During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of resignation, the Company has had no disagreements with Grassano Accounting, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except the audited statements prepared by Grassano Accounting, P.A. did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, Grassano Accounting, P.A. did not advise the Company with regard to any of the following:

        1.   That internal controls necessary to develop reliable financial statements did not exist; or

        2.   That information has come to the attention of Grassano Accounting,
             P.A. which made them unwilling to rely on management's
             representations, or unwilling to be associated with the financial statements prepared by management; or

        3.   That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and

          During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Robert C. Seiwell, Jr., CPA regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

ITEM 7.  EXHIBITS

     Exhibit 16.        Letter from Grassano Accounting, P.A.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                 Hunno Technologies Inc

                                  By: /s/ Marc Baker
                                   ----------------------------
                                          Marc Baker
                                          President, CFO and Director

Date: August 12, 2003